SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 20, 1997


                          VICTORMAXX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


Illinois                               0-26328                36-3971950
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       file number)         Identification No.)


1202N 75th Street, Suite 243, Downers Grove, Illinois           60516
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code: (630) 654-4398

Item 4.  Changes in Registrant's Certifying Accountant

Effective April 20, 1997, the Company retained Hansen, Barnett & Maxwell as auditors of the Company.



                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                VICTORMAXX TECHNOLOGIES, INC.

                                By:  /s/ Glenn Petersen
                                     -----------------------
                                     Glenn Petersen
                                     Vice President and Chief Financial Officer

Dated: September 29, 1997